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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3486

Madison Mosaic Tax-Free Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300
Date of fiscal year end:  September 30
Date of reporting period:  September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

September 30, 2012

Madison Mosaic

Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic(R) Funds
www.mosaicfunds.com

Madison Mosaic Tax-Free Trust | September 30, 2012

Contents

Management’s Discussion of Fund Performance
Economic Overview	1
Outlook	2
Portfolio of Investments
Virginia Tax-Free Fund	4
Tax-Free National Fund	6
Statements of Assets and Liabilities	9
Statements of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	17
Other Information	18
Trustees and Officers	22

Madison Mosaic Tax-Free Trust | September 30, 2012

Management’s Discussion of Fund Performance

The annual period ended September 30, 2012 saw positive annual total returns for Virginia Tax-Free and Tax-Free National during another volatile year for investments. One-year total returns were: 5.75% for Virginia Tax-Free and 7.02% for Tax-Free National. Over the one-year period of this report, Tax-Free National’s peer group, Morningstar Municipal National Long Category, was up 10.29%. The Morningstar Municipal Single State Long Category, the peer group for Virginia Tax-Free, rose 9.16% over the year. Some indication of the manner in which quality influenced returns over this period can be seen by looking at the Morningstar High Yield Municipal Category, which led all other municipal bond categories with a trailing annual return of 13.64%. As always, your Madison Mosaic Funds have very little, if any, exposure to lower-rated bonds, while many of our peers routinely reflect a broader spectrum of quality ratings in their holdings. Each fund’s higher-quality bias was the primary reason for its relative underperformance for the period. A secondary factor was duration, a measure of the impact of maturity dates of the holdings. Longer bonds were the strongest over this period, while the Madison Mosaic Tax-Free Trust funds held bonds closer to the intermediate side of the spectrum than longer maturities.

The main factor behind the strong showing for municipal bonds over this period was the aggressive pursuit of yield. In a period in which the 10-year Treasury bond hit its lowest yield in history with a yield of 1.39% on July 24, the yields on tax-free bonds looked particularly attractive, even though they too were reaching historic lows. The 30-day SEC yield for Virginia Tax-Free saw a reduction across the period from 1.82% to 1.04% while Tax-Free National fell from 1.65% to 0.85%. Looking back over the past five years of economic dislocation, market crash and partial recovery, investors in high-quality municipal bonds came through with solid positive returns; in contrast, many other asset classes struggled during this period. The annualized five-year total return of Virginia Tax-Free was 4.96% and Tax-Free National was 5.14%, while the broad stock market as measured by the S&P 500 returned an annualized 1.05%. However, with yields now at historic lows, this performance advantage may be hard to retain in upcoming years, especially if rates eventually work themselves higher, as we currently anticipate.

ECONOMIC OVERVIEW

For investors in Madison Mosaic Tax-Free Trust funds, the prospect of higher yields is linked to the overall interest rate environment and ultimately to Federal Reserve ("Fed") policy. As long as the Fed believes the economy needs the continued stimulus provided by low rates, bond investors will likely continue to see yields on a wide variety of domestic bonds remain historically low. So what are the prospects for a shift in short-term rates?

An uptick in Fed rates is likely to occur only when the prospects of higher economic growth seem assured or inflation becomes a serious concern. The fact that the Fed has projected low rates well into 2015 suggests that it could be some time before these conditions are met. The domestic economic news was mixed over the past year, and investors found little comfort in the continued woes in the Eurozone and slowing growth in China. Still, there were some positive signs domestically as housing looked to be coming off its deepest lows and consumer confidence and spending rallied, particularly in the purchase of new vehicles. The relative strength of the U.S. economy helped support the domestic bond market, as investors continued to find comfort in the perceived security of Treasuries, U.S. corporate bonds and municipal issuances. The attraction of competitive yields along with tax advantages has made municipal bonds a popular investment class. According to the Securities and Exchange Commission, there was $361 billion of municipal debt outstanding in 1981; by September of 2012 that number had reached $3.7 trillion. The demand combined with availability of low rates also sparked issuance over the past year at a rate somewhat higher than the previous year, with callable bonds with higher rates being withdrawn from the market and replaced with lower coupon bonds. Still, demand exceeded supply pressures which has helped keep yields low.

Madison Mosaic Tax-Free Trust | Management’s Discussion of Fund Performance | continued | September 30, 2012

Once dismissed as impossible, the reality of a sovereign European nation defaulting appeared increasingly likely as financial markets lost confidence in the ability of the European authorities to reign in Greece’s fiscal problems. For now, financial markets will monitor the European situation as its resolution will certainly influence the future direction of the U.S. economy.

OUTLOOK

We remain mindful of the risks inherent in today’s market environment, especially when considering the valuations of domestic bonds. The foundation to support solid economic growth has grown significantly during the past three years as the Fed has aggressively eased monetary policy. Thus far, the substantial increase in money supply has failed to stimulate a level of economic growth necessary to significantly improve the employment situation which now appears to be the Fed’s main goal. The continuation of global deleveraging along with U.S. fiscal uncertainties may cause businesses and consumers to behave differently than past recoveries. We have little doubt that both businesses and consumers will need to increase the pace of spending in order for economic growth to accelerate significantly and the Fed’s focus on employment may eventually put upward pressure on inflation.

We continue to rely on our years of experience managing bond portfolios through difficult periods. Patience will remain a vital necessity as vast uncertainties play out in the quarters ahead. We expect interest rates to trend higher as the housing market continues its recovery, Congress addresses fiscal cliff issues, employment conditions improve, European problems subside and inflation begins to resurface. As these situations play out, we plan to proactively take advantage of any market dislocations with the ever present mindset of generating favorable risk-adjusted returns.

Virginia Fund

The Commonwealth of Virginia maintains a Standard & Poor’s AAA general obligation bond rating based on a well-diversified economy that emphasizes services and government. The fund had a total return of 5.75% for the annual period and the 30-day SEC yield was 1.04% as of September 30, 2012. The duration of the portfolio was 6.06 years and the average maturity was 11.11 years. In terms of the quality of holdings, approximately 22.6% of the portfolio was rated by at least one agency at the highest level (AAA for Standard and Poor’s), 52.3% was the equivalent of S&P’s AA, 16.9% A, and 5.7% BBB. Recently purchased securities included Virginia State Resource Authority revenue bonds and James City County Economic Development Authority Revenue bonds.

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT WITH THE BARCLAYS CAPITAL MUNICIPAL BOND INDEX FOR MADISON MOSAIC VIRGINIA FUND

Past performance is not predictive of future performance. Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*The Barclays Capital Municipal Bond Index is a  benchmark index produced by Barclays Capital that includes tax-exempt bonds with maturities greater than two years selected from issues larger than $50 million.

INDUSTRY ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 9/30/12
Airport	0.5%
Development	10.2%
Education	10.0%
Facilities	12.1%
General	5.0%
General Obligation	13.6%
Medical	12.5%
Multifamily Housing	8.3%
Power	3.9%
Transportation	3.2%
Utilities	3.9%
Water	15.5%
Cash & Other	1.3%

Madison Mosaic Tax-Free Trust | Management’s Discussion of Fund Performance | continued | September 30, 2012

National Fund

The National Fund had a total return of 7.02% for the annual period and the 30-day SEC yield was 0.85% as of September 30, 2012. The duration of the portfolio was 5.83 years and the average maturity was 11.52 years. In terms of the quality of holdings, approximately 24.6% of the portfolio was rated by at least one agency at the highest level (AAA for Standard and Poor’s), 62.0% was the equivalent of S&P’s AA, 11.0% A, and 2.4% BBB. Recently purchased securities included Bettendorf, Iowa general obligation bonds and Alabama State Financing Authority revenue bonds.

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT WITH THE BARCLAYS CAPITAL MUNICIPAL BOND INDEX FOR MADISON MOSAIC NATIONAL FUND

Past performance is not predictive of future performance. Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*The Barclays Capital Municipal Bond Index is a  benchmark index produced by Barclays Capital that includes tax-exempt bonds with maturities greater than two years selected from issues larger than $50 million.

STATE ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 9/30/12
Alabama	6.2%
Arizona	2.3%
Arkansas	1.7%
Colorado	1.6%
Florida	11.0%
Georgia	4.2%
Illinois	6.0%
Indiana	5.6%
Iowa	2.6%
Kentucky	0.4%
Maryland	4.6%
Massachusetts	2.3%
Michigan	2.7%
Mississippi	2.6%
Missouri	3.1%
New Jersey	3.4%
New York	3.8%
North Carolina	6.3%
Ohio	1.9%
Pennsylvania	2.1%
South Carolina	1.6%
Texas	15.2%
Virginia	4.7%
Washington	2.1%
Wisconsin	0.7%
Cash & Other	1.3%

We appreciate your confidence in Madison Mosaic Funds and reaffirm our commitment to provide you with competitive returns to meet your investment objectives.

Sincerely,

(signature)

Michael J. Peters, CFA
Vice President and Portfolio Manager

Madison Mosaic Tax-Free Trust | September 30, 2012

Virginia Fund Portfolio of Investments
	Par Value	Value (Note 1)
LONG TERM MUNICIPAL BONDS - 98.7%

Airport - 0.5%
Capital Region Airport Commission, (AGM) 5%, 7/1/20	$125,000	$135,626

Development - 10.2%
Fairfax County Economic Development Authority, (NATL-RE) 5.25%, 9/1/19	500,000	501,325
Fairfax County Economic Development Authority, 4.25%, 8/1/29	340,000	372,174
James City County Economic Development Authority, 4%, 6/15/24	360,000	404,071
Loudoun County Industrial Development Authority, 5%, 6/1/31	500,000	576,995
Prince William County Industrial Development Authority, 5.25%, 2/1/18	675,000	808,724
		2,663,289
Education - 10.0%
Henrico County Economic Development Authority, 4%, 4/15/42	220,000	228,488
Lexington Industrial Development Authority, 4.25%, 12/1/20	150,000	177,274
Prince William County Industrial Development Authority, 5%, 10/1/18	150,000	155,910
University of Virginia, 5%, 6/1/40	255,000	285,590
Virginia College Building Authority, 5%, 9/1/26	140,000	167,530
Virginia College Building Authority, (ST APPROP) 5%, 2/1/29	375,000	438,146
Virginia College Building Authority, (ST APPROP) 5%, 2/1/23	500,000	639,325
Virginia Public School Authority, 5%, 8/1/27	350,000	404,768
Virginia Public School Authority, 5%, 12/1/18	100,000	122,634
		2,619,665
Facilities - 12.1%
Gloucester County Industrial Development Authority, (NATL-RE) 4.375%, 11/1/25	500,000	524,715
Henrico County Economic Development Authority, 5%, 10/1/18	170,000	207,476
Newport News Economic Development Authority, 5%, 7/1/25	745,000	831,219
Northwestern Regional Jail Authority, (NATL-RE) 5%, 7/1/19	50,000	55,200
Prince William County Park Authority, 4%, 4/15/24	320,000	350,179
	Par Value	Value (Note 1)
Roanoke County Economic Development Authority, (ASSURED GTY) 5%, 10/15/16	$200,000	$ 230,690
Stafford County & Staunton Industrial Development Authority, (NATL-RE) 4.5%, 8/1/25	700,000	730,170
Virginia Public Building Authority, 5.25%, 8/1/23	200,000	238,008
		3,167,657
General - 5.0%
County of Prince William VA, Certificate Participation (AMBAC*) 5%, 6/1/22	750,000	805,380
Puerto Rico Public Finance Corp, (Escrowed To Maturity) (AMBAC*) 5.5%, 8/1/27	100,000	138,785
Virgin Islands Public Finance Authority, (NATL-RE FGIC) 5%, 10/1/23	100,000	107,242
Virginia Resources Authority, 5%, 11/1/23	200,000	246,776
		1,298,183
General Obligation - 13.6%
County of Arlington VA, General Obligation (Prerefunded 1/15/17 @ 100) 5%, 1/15/25	175,000	208,166
County of Henrico VA, General Obligation (Prerefunded 12/01/18 @ 100) 5%, 12/1/24	200,000	250,534
County of Henrico VA, General Obligation 5%, 7/15/25	150,000	182,401
City of Hopewell VA, General Obligation 5.875%, 7/15/34	500,000	578,965
Town of Leesburg VA, General Obligation 5%, 1/15/41	135,000	155,093
County of Loudoun VA, General Obligation (Prerefunded 12/01/17 @ 100) 5%, 12/1/18	165,000	200,528
County of Prince George VA, General Obligation (ASSURED GTY ) 5%, 2/1/20	200,000	232,592
City of Richmond VA, General Obligation (Prerefunded 7/15/14 @ 100) (AGM) 5%, 7/15/23	750,000	812,220
City of Richmond VA, General Obligation 5%, 7/15/22	100,000	125,321
City of Roanoke VA, General Obligation 5%, 2/1/25	230,000	274,388
Commonwealth of Virginia, General Obligation 5%, 6/1/26	300,000	351,090
Commonwealth of Virginia, General Obligation 5%, 6/1/27	150,000	180,522
		3,551,820

See accompanying Notes to Financial Statements.

Madison Mosaic Tax-Free Trust | Virginia Fund Portfolio of Investments | concluded | September 30, 2012

	Par Value	Value (Note 1)
Medical - 12.5%
Augusta County Industrial Development Authority, 5.25%, 9/1/20	$1,000,000	$ 1,171,980
Charlotte County Industrial Development Authority/VA, 5%, 9/1/16	335,000	368,245
Fredericksburg Economic Development Authority, 5.25%, 6/15/18	250,000	291,943
Harrisonburg Industrial Development Authority, (AMBAC*) 4%, 8/15/16	200,000	223,426
Harrisonburg Industrial Development Authority, (AMBAC*) 5%, 8/15/46	180,000	188,748
Henrico County Economic Development Authority, (NATL-RE) 6%, 8/15/16	215,000	227,988
Roanoke Economic Development Authority, (Escrowed To Maturity) (NATL-RE) 6.125%, 7/1/17	500,000	575,060
Smyth County Industrial Development Authority, 5%, 7/1/15	200,000	218,860
		3,266,250
Multifamily Housing - 8.3%
Fairfax County Redevelopment & Housing Authority, 4.75%, 10/1/36	725,000	802,582
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	300,000	335,796
Suffolk Redevelopment & Housing Authority, 5.6%, 2/1/33	750,000	753,285
Virginia Housing Development Authority, 4.8%, 10/1/39	250,000	266,788
		2,158,451
Power - 3.9%
Chesterfield County Economic Development Authority, 5%, 5/1/23	565,000	659,496
Puerto Rico Electric Power Authority, (BHAC-CR MBIA-RE FGIC) 5.25%, 7/1/24	290,000	349,384
		1,008,880
Transportation - 3.2%
Puerto Rico Highway & Transportation Authority, (NATL-RE) 5.25%, 7/1/32	445,000	478,620
Puerto Rico Highway & Transportation Authority, (ASSURED GTY) 5.25%, 7/1/34	100,000	115,335
Richmond Metropolitan Authority, (Escrowed To Maturity) (NATL-RE FGIC) 5.25%, 7/15/22	60,000	74,730
Richmond Metropolitan Authority, (NATL-RE FGIC) 5.25%, 7/15/22	140,000	167,135
		835,820
Utilities - 3.9%
City of Richmond VA, (AGM) 4.5%, 1/15/33	940,000	1,009,551

	Par Value	Value (Note 1)
Water - 15.5%
Fairfax County Water Authority, 5.25%, 4/1/23	$180,000	$ 236,126
Frederick-Winchester Service Authority, (AMBAC*) 5%, 10/1/15	570,000	632,632
Hampton Roads Sanitation District, 5%, 4/1/33	250,000	283,135
Henry County Public Service Authority, (AGM) 5.25%, 11/15/13	700,000	733,747
Henry County Public Service Authority, (AGM) 5.25%, 11/15/15	150,000	167,647
Upper Occoquan Sewage Authority, (NATL-RE) 5.15%, 7/1/20	1,000,000	1,265,070
Virginia Resources Authority, 5%, 10/1/27	300,000	369,921
Virginia Resources Authority, 4.5%, 10/1/28	160,000	186,784
Virginia Resources Authority, 5%, 11/1/31	160,000	178,571
		4,053,633

TOTAL INVESTMENTS - 98.7% (Cost $23,800,252)		25,768,825
NET OTHER ASSETS AND LIABILITIES - 1.3%		348,405
TOTAL ASSETS - 100.0%		$26,117,230

AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty
BHAC-CR	Berkshire Hathaway Assuranty Corp.
FGIC	Financial Guaranty Insurance Co.
MBIA-RE	MBIA Insurance Corp.
NATL-RE	National Public Finance Guarantee Corp.
ST APPROP	State Appropriations
*
This bond is covered by insurance issued by Ambac Assured Corporation ("AMBAC"). On November 8,
2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interest on these bonds, should they default, is not known at this time.

See accompanying Notes to Financial Statements.

Madison Mosaic Tax-Free Trust | September 30, 2012

National Fund Portfolio of Investments

	Par Value	Value (Note 1)
LONG TERM MUNICIPAL BONDS - 98.7%
Alabama - 6.2%
Alabama Incentives Financing Authority, 5%, 9/1/29	$ 300,000	$ 340,194
Troy University, (ASSURED GTY) 4.125%, 11/1/23	420,000	468,632
Tuscaloosa Public Educational Building Authority, (ASSURED GTY) 6.375%, 7/1/28	295,000	352,141
University of South Alabama, (AMBAC*) 5%, 12/1/24	700,000	793,310
		1,954,277
Arizona - 2.3%
Glendale Western Loop 101 Public Facilities Corp, 6%, 7/1/24	525,000	556,022
Northern Arizona University, Certificate Participation (AMBAC*) 5%, 9/1/23	150,000	158,600
		714,622
Arkansas - 1.7%
City of Fort Smith AR Water & Sewer Revenue, (AGM) 5%, 10/1/21	175,000	205,924
Lake Hamilton School District No 5 of Garland County, General Obligation Ltd 3%, 4/1/21	320,000	333,728
		539,652
Colorado - 1.6%
El Paso County Facilities Corp, Certificate Participation 5%, 12/1/27	400,000	490,820
Florida - 11.0%
Emerald Coast Utilities Authority, (NATL-RE FGIC) 5%, 1/1/25	1,010,000	1,041,088
Highlands County Health Facilities Authority, 5%, 11/15/20	455,000	503,162
Lee County Industrial Development Authority/FL, 5%, 11/1/28	500,000	568,180
Peace River/Manasota Regional Water Supply Authority, (AGM) 5%, 10/1/23	750,000	826,350
State of Florida, General Obligation (ST GTD) 4.75%, 6/1/35	500,000	527,215
		3,465,995
Georgia - 4.2%
City of Atlanta GA Water & Wastewater Revenue, (AGM) 5.75%, 11/1/30	300,000	419,106
Emanuel County Hospital Authority, (AMBAC* CNTY GTD) 4.3%, 7/1/17	250,000	261,197
Georgia State Road & Tollway Authority, 5%, 6/1/21	90,000	108,943
Gwinnett County Development Authority, Certificate Participation (NATL-RE) 5.25%, 1/1/18	225,000	268,398
	Par Value	Value (Note 1)
Gwinnett County Development Authority, Certificate Participation (NATL-RE) 5.25%, 1/1/21	$ 100,000	$ 123,558
Private Colleges & Universities Authority, 5%, 9/1/38	130,000	146,006
		1,327,208
Illinois - 6.0%
County of Winnebago IL, General Obligation (NATL-RE) 5%, 12/30/24	1,000,000	1,073,790
Metropolitan Water Reclamation District of Greater Chicago, General Obligation Ltd 3%, 12/1/21	495,000	524,730
Regional Transportation Authority, (AMBAC* GO OF AUTH) 7.2%, 11/1/20	260,000	308,703
		1,907,223
Indiana - 5.6%
Indianapolis Local Public Improvement Bond Bank, (ASSURED GTY) 5.5%, 1/1/38	475,000	532,655
Western Boone Multi-School Building Corp, General Obligation (AGM ) 5%, 1/10/20	1,015,000	1,227,673
		1,760,328
Iowa - 2.6%
City of Bettendorf IA, General Obligation 5%, 6/1/28	475,000	562,765
City of Bettendorf IA, General Obligation 5%, 6/1/30	210,000	244,640
		807,405
Kentucky - 0.4%
Laurel County School District Finance Corp, (AGM SEEK) 4%, 6/1/16	110,000	121,249
Maryland - 4.6%
Maryland Health & Higher Educational Facilities Authority, (AGM) 5.25%, 8/15/38	535,000	672,276
Maryland State Transportation Authority, (Escrowed To Maturity) 6.8%, 7/1/16	50,000	56,858
Montgomery County Revenue Authority, 5%, 5/1/31	600,000	716,172
		1,445,306
Massachusetts - 2.3%
Massachusetts School Building Authority, (Prerefunded 8/15/15 @ 100) (AGM) 5%, 8/15/23	635,000	718,172
Michigan - 2.7%
Detroit City School District, General Obligation (FGIC Q-SBLF) 6%, 5/1/20	300,000	367,197
Redford Unified School District No 1, General Obligation (AMBAC* Q-SBLF) 5%, 5/1/22	410,000	485,686
		852,883

See accompanying Notes to Financial Statements.

Madison Mosaic Tax-Free Trust | National Fund Portfolio of Investments | continued | September 30, 2012

	Par Value	Value (Note 1)
Mississippi - 2.6%
Harrison County Wastewater Management District, (Escrowed To Maturity) (FGIC) 7.75%, 2/1/14	$ 500,000	$ 548,895
Harrison County Wastewater Management District, (Escrowed To Maturity) (FGIC) 8.5%, 2/1/13	260,000	266,968
		815,863
Missouri - 3.1%
City of O’Fallon MO, Certificate Participation (NATL-RE) 5.25%, 11/1/16	100,000	115,940
County of St Louis MO, (Escrowed To Maturity) 5.65%, 2/1/20	500,000	635,915
St Louis Industrial Development Authority, 6.65%, 5/1/16	200,000	238,368
		990,223
New Jersey - 3.4%
New Jersey State Turnpike Authority, (BHAC-CR FSA) 5.25%, 1/1/28	250,000	331,442
New Jersey State Turnpike Authority, (Escrowed To Maturity) (NATL-RE-IBC) 6.5%, 1/1/16	655,000	729,513
		1,060,955
New York - 3.8%
City of North Tonawanda NY, General Obligation 4%, 4/1/21	240,000	266,544
New York State Dormitory Authority, (BHAC-CR AMBAC*) 5.5%, 7/1/31	250,000	349,708
Port Authority of New York & New Jersey, (GO OF AUTH) 5.375%, 3/1/28	455,000	583,205
		1,199,457
North Carolina - 6.3%
City of Raleigh NC, Certificate Participation 4.75%, 6/1/25	590,000	619,636
County of Dare NC, Certificate Participation (Prerefunded 12/01/12 @ 100) (AMBAC*) 5%, 6/1/23	600,000	604,662
North Carolina Medical Care Commission, (HUD SECT 8) 5.5%, 10/1/24	500,000	531,945
State of North Carolina, 4.5%, 5/1/27	200,000	235,118
		1,991,361
Ohio - 1.9%
County of Allen OH, 4.75%, 9/1/27	530,000	583,885
	Par Value	Value (Note 1)
Pennsylvania - 2.1%
Lehigh County General Purpose Authority, (NATL-RE GO OF HOSP) 7%, 7/1/16	$ 625,000	$ 677,337
South Carolina - 1.6%
York County School District No. 1, General Obligation (SCSDE) 5%, 3/1/27	440,000	516,155
Texas - 15.2%
Beaumont Independent School District, General Obligation (PSF-GTD) 4.75%, 2/15/38	300,000	335,052
City of San Antonio TX Water System Revenue, 5.125%, 5/15/29	500,000	590,790
City of Sugar Land TX, General Obligation Ltd 5%, 2/15/28	350,000	403,364
County of Bexar TX, General Obligation Ltd 4%, 6/15/32	450,000	482,638
County of Harris TX, General Obligation Ltd (Prerefunded 10/01/18 @ 100) 5.75%, 10/1/24	250,000	321,783
Liberty Hill Independent School District, General Obligation (PSF-GTD) 5%, 8/1/26	410,000	492,472
Lower Colorado River Authority, (Escrowed To Maturity) (AMBAC*) 6%, 1/1/17	305,000	371,481
Mueller Local Government Corp, 5%, 9/1/25	1,280,000	1,425,792
State of Texas, General Obligation 5%, 8/1/27	330,000	398,495
		4,821,867
Virginia - 4.7%
City of Hopewell VA, General Obligation 5.875%, 7/15/34	500,000	578,965
Commonwealth of Virginia, General Obligation 5%, 6/1/27	150,000	180,522
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	265,000	296,620
Henry County Public Service Authority, (AGM) 5.25%, 11/15/15	150,000	167,647
Virginia Housing Development Authority, 4.8%, 10/1/39	250,000	266,788
		1,490,542
Washington - 2.1%
Grays Harbor County Public Utility District No. 1, (AGM) 5.25%, 7/1/24	605,000	647,175

See accompanying Notes to Financial Statements.

Madison Mosaic Tax-Free Trust | National Fund Portfolio of Investments | concluded | September 30, 2012

	Par Value	Value (Note 1)
Wisconsin - 0.7%
Wisconsin Health & Educational Facilities Authority, 5.25%, 10/1/21	$ 200,000	$ 213,634
TOTAL INVESTMENTS - 98.7% (Cost $28,624,953)		31,113,594
NET OTHER ASSETS AND LIABILITIES - 1.3%		412,608
TOTAL ASSETS - 100.0%		$31,526,202

AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty
BHAC-CR	Berkshire Hathaway Assuranty Corp.
CNTY GTD	County Guaranteed
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance
GO of AUTH	General Obligation of the Authority
GO of HOSP	General Obligation of the Hospital District
HUD SECT 8	HUD Insured Multifamily Housing
IBC	Insured Bond Certificate
NATL-RE	National Public Finance Guarantee Corp.
PSF GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Board Loan Fund
SCSDE	South Carolina School District-Enhanced (State of SC’s Intercept program)
SEEK	Support Education Excellence in Kentucky (State of KY’s school district enhancement program for low income communities)
ST GTD	State Guaranteed
*
This bond is covered by insurance issued by Ambac Assured Corporation ("AMBAC"). On November 8,
2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interest on these bonds, should they default, is not known at this time.

See accompanying Notes to Financial Statements.

Madison Mosaic Tax-Free Trust | September 30, 2012

Statements of Assets and Liabilities
	Virginia Fund	National Fund
ASSETS
Investment securities, at value* (Note 1)	$25,768,825	$31,113,594
Cash	187,802	81,995
Receivables
Interest	310,463	404,906
Capital shares sold	150	100
Total assets	26,267,240	31,600,595

LIABILITIES
Payables
Investment securities purchased	125,208	–
Dividends	3,286	21,152
Capital shares redeemed	705	28,549
Investment advisory fees	10,624	12,907
Service agreement fees	10,187	11,785
Total liabilities	150,010	74,393

NET ASSETS	$26,117,230	$31,526,202

Net assets consists of:
Paid in capital	23,966,057	28,827,972
Accumulated net realized gains	182,600	209,589
Net unrealized appreciation on investments	1,968,573	2,488,641
Net assets	$26,117,230	$31,526,202

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized (Note 6)	2,132,981	2,756,003

NET ASSET VALUE PER SHARE	$ 12.24	$ 11.44

* INVESTMENT SECURITIES, AT COST	$23,800,252	$28,624,953

See accompanying Notes to Financial Statements.

Madison Mosaic Tax-Free Trust | September 30, 2012

Statements of Operations

For the year ended September 30, 2012
	Virginia Fund	National Fund
INVESTMENT INCOME (Note 1)
Interest income	$ 981,350	$ 1,256,076

EXPENSES (Notes 2, 3 and 7)
Investment advisory fees	150,506	187,551
Service agreement fees	98,309	129,902
Line of credit interest and fees	250	250
Total expenses	249,065	317,703

NET INVESTMENT INCOME	732,285	938,373

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	182,600	211,524
Change in net unrealized appreciation of investments	518,009	982,635

NET GAIN ON INVESTMENTS	700,609	1,194,159

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,432,894	$ 2,132,532

See accompanying Notes to Financial Statements.

Madison Mosaic Tax-Free Trust | September 30, 2012

Statements of Changes in Net Assets

	Virginia Fund		National Fund
	Year Ended September 30,		Year Ended September 30,
	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 732,285	$ 757,802	$ 938,373	$ 871,821
Net realized gain on investments	182,600	17,310	211,524	115,824
Change in net unrealized appreciation (depreciation) on investments	518,009	(65,073)	982,635	(182,718)
Total increase in net assets resulting from operations	1,432,894	710,039	2,132,532	804,927

DISTRIBUTION TO SHAREHOLDERS
From net investment income	(732,285)	(757,802)	(938,373)	(871,821)
From net capital gains	(17,310)	(126,808)	(108,328)	(232,291)
Total distributions	(749,595)	(884,610)	(1,046,701)	(1,104,112)

CAPITAL SHARE TRANSACTIONS (Note 6)	425,213	(986,964)	(878,241)	2,271,245

NET INCREASE (DECREASE) IN NET ASSETS	1,108,512	(1,161,535)	207,590	1,972,060

NET ASSETS
Beginning of period	$25,008,718	$26,170,253	$31,318,612	$29,346,552
End of period	$26,117,230	$25,008,718	$31,526,202	$31,318,612

See accompanying Notes to Financial Statements.

Madison Mosaic Tax-Free Trust | September 30, 2012

Financial Highlights

Selected data for a share outstanding for the year indicated.

VIRGINIA FUND
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.92	$11.98	$11.87	$11.01	$11.43
Investment operations:
Net investment income	0.35	0.35	0.37	0.37	0.38
Net realized and unrealized gain (loss) on investments	0.33	–	0.16	0.91	(0.39)
Total from investment operations	0.68	0.35	0.53	1.28	(0.01)
Less distribution from:
Net investment income	(0.35)	(0.35)	(0.37)	(0.37)	(0.38)
Net realized gains	(0.01)	(0.06)	(0.05)	(0.05)	(0.03)
Total distributions	(0.36)	(0.41)	(0.42)	(0.42)	(0.41)
Net asset value, end of year	$12.24	$11.92	$11.98	$11.87	$11.01
Total return (%)	5.75	3.10	4.54	11.87	(0.11)
Ratios and supplemental data
Net assets, end of year (in thousands)	$26,117	$25,009	$26,170	$25,883	$22,416
Ratio of expenses to average net assets (%)	0.98	1.03	1.03	1.03	1.03
Ratio of net investment income to average net assets (%)	2.88	3.03	3.10	3.26	3.31
Portfolio turnover (%)	12	7	19	18	7

NATIONAL FUND
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.05	$11.16	$11.09	$10.34	$10.75
Investment operations:
Net investment income	0.33	0.34	0.36	0.37	0.38
Net realized and unrealized gain (loss) on investments	0.43	(0.02)	0.12	0.82	(0.38)
Total from investment operations	0.76	0.32	0.48	1.19	0.00
Less distribution from:
Net investment income	(0.33)	(0.34)	(0.36)	(0.37)	(0.38)
Net realized gains	(0.04)	(0.09)	(0.05)	(0.07)	(0.03)
Total distributions	(0.37)	(0.43)	(0.41)	(0.44)	(0.41)
Net asset value, end of year	$11.44	$11.05	$11.16	$11.09	$10.34
Total return (%)	7.02	3.02	4.43	11.73	(0.13)
Ratios and supplemental data
Net assets, end of year (in thousands)	$31,526	$31,319	$29,347	$29,143	$26,598
Ratio of expenses to average net assets (%)	1.00	1.06	1.06	1.06	1.06
Ratio of net investment income to average net assets (%)	2.97	3.11	3.26	3.44	3.47
Portfolio turnover (%)	13	13	19	17	13

See accompanying Notes to Financial Statements.

Madison Mosaic Tax-Free Trust | September 30, 2012

Notes to Financial Statements
1. Summary of Significant Accounting Policies. Madison Mosaic Tax-Free Trust (the "Trust") is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust maintains two separate funds, the Virginia Tax-Free Fund (the "Virginia Fund") and the Tax-Free National Fund (the "National Fund") (together the "Funds"), which invest principally in securities exempt from federal income taxes, commonly known as "municipal" securities. The Virginia Fund invests solely in securities exempt from both federal and Virginia state income taxes. The National Fund invests in securities exempt from federal taxes. Both Funds invest in intermediate and long-term securities. Because the Trust is 100% no-load, the shares of each Fund are offered and redeemed at the net asset value per share.

Portfolio Valuation: Securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Each Fund has adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs," minimize the use of unobservable "inputs" and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical securities

Level 2 –  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the year ended September 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. As of September 30, 2012 and during the years then ended, neither of the Funds held securities deemed as a Level 3 and there were no transfers between classification levels..

Madison Mosaic Tax-Free Trust | Notes to Financial Statements | continued | September 30, 2012

The following is a summary used as of September 30, 2012 in valuing the Funds’ investments carried at fair value:

Fund	Level 1	Level 2	Level 3	Value at 9/30/2012
Virginia Fund
Long Term Municipal Bonds	$ –	$25,768,825	$ –	$25,768,825
Total	$ –	$25,768,825	$ –	$25,768,825
National Fund
Long Term Municipal Bonds	$ –	$31,113,594	$ –	$31,113,594
Total	$ –	$31,113,594	$ –	$31,113,594
Please see the Portfolio of Investments for each respective Fund for a listing of all securities within the Long Term Municipal Bond category.

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  The effective date of the ASU is for interim and annual periods beginning after December 15, 2011 and therefore is not effective for the current fiscal year.  The Funds’ investment adviser is in the process of assessing the impact of the updated standards on the Funds’ financial statements.

Municipal securities are traded via a network among dealers and brokers that connect buyers with sellers. Liquidity in the tax-exempt bond market has been reduced as a result of overall economic conditions and credit tightening. There may be little trading in the secondary market for particular bonds and other debt securities, which may make them more difficult to value or sell.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and Federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders monthly. Capital gain distributions, if any, are declared and paid annually at calendar year-end. Additional distributions may be made if necessary. Distributions paid during the years ended September 30, 2012 and 2011 were identical for book purposes and tax purposes.

The tax character of capital gain distributions paid for the Virginia Fund was $17,310 long-term capital gains for the year ended September 30, 2012 and $7,587 short-term and $119,221 long-term capital gain for the year ended September 30, 2011. The tax character of capital gain distributions paid for the National Fund was $25,516 short-term and $82,812 long-term capital gain for the year ended September 30, 2012 and $232,291 long-term capital gain for the year ended September 30, 2011. There were no short-term capital gain distributions for the Virginia Fund for the year ended September 30, 2012 and the National Fund for the year ended September 30, 2011.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Virginia Fund:
Accumulated net realized gains	$ 182,600
Net unrealized appreciation on investments	1,968,573
$2,151,173

National Fund:
Accumulated net realized gains	$ 209,589
Net unrealized appreciation on investments	2,488,641
$2,698,230

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Madison Mosaic Tax-Free Trust | Notes to Financial Statements | continued | September 30, 2012

Income Tax: No provision is made for Federal income taxes since it is the intention of the Funds to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

As of and during the year ended September 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Tax years open to examination by tax authorities under the statute of limitations include 2009 through 2012.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees. The investment adviser to the Trust, Madison Investment Advisors, LLC (the "Adviser"), earns an advisory fee. Effective June 29, 2012, this fee was equal to 0.50% per annum of the average net assets for the Funds. Prior to June 29, 2012, this fee was equal to 0.625% per annum of the average net assets of the Funds. The fees are accrued daily and paid monthly.

3. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for each Fund to have all necessary operational and support services for a fee based on a percentage of each Fund’s average net assets. Effective June 29, 2012, this fee was 0.35% per annum of the average net assets for the Funds. Prior to June 29, 2012, this fee was 0.40% for the Virginia Fund and 0.44% for the National Fund on assets less than $25 million and 0.40% for all assets greater than $25 million.

The Funds’ Independent Trustees and independent registered public accountants fees and expenses are paid directly by the Funds and come out of this fee, the amounts of which can be found in the Statements of Operations.

Expenses paid by the Funds and not covered within the Services Agreement referenced above include costs associated with the Line of Credit, fees related to portfolio holdings and extraordinary or nonrecurring fees.

4. Aggregate Cost and Unrealized Appreciation. The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of September 30, 2012:

	Virginia Fund	National Fund
Aggregate Cost	$23,800,252	$28,624,953
Gross unrealized appreciation	1,972,788	2,488,641
Gross unrealized depreciation	(4,215)	–
Net unrealized appreciation	$ 1,968,573	$ 2,488,641

5. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the years ended September 30, 2012, were as follows:

	Purchases	Sales
Virginia Fund	$3,619,755	$3,038,755
National Fund	$4,142,295	$4,755,141

Madison Mosaic Tax-Free Trust | Notes to Financial Statements | concluded | September 30, 2012

6. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended September 30,
Virginia Fund	2012	2011
In Dollars
Shares sold	$ 1,789,012	$ 1,432,661
Shares issued in reinvestment of dividends	710,910	833,257
Total shares issued	2,499,922	2,265,918
Shares redeemed	(2,074,709)	(3,252,882)
Net increase (decrease)	$ 425,213	$ (986,964)

In Shares
Shares sold	147,504	122,360
Shares issued in reinvestment of dividends	58,811	71,783
Total shares issued	206,315	194,143
Shares redeemed	(171,359)	(280,622)
Net increase (decrease)	34,956	(86,479)

	Year Ended September 30,
National Fund	2012	2011
In Dollars
Shares sold	$ 2,201,412	$ 5,549,958
Shares issued in reinvestment of dividends	779,789	927,556
Total shares issued	2,981,201	6,477,514
Shares redeemed	(3,859,442)	(4,206,269)
Net increase (decrease)	$ (878,241)	$ 2,271,245

In Shares
Shares sold	195,306	508,517
Shares issued in reinvestment of dividends	69,345	86,386
Total shares issued	264,651	594,903
Shares redeemed	(342,824)	(389,514)
Net increase (decrease)	(78,173)	205,389

7. Lines of Credit. The Virginia Fund has a $7.5 million and the National Fund an $8 million revolving credit facility with a bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 0.5% (effective rate of 2.75% at September 30, 2012). The lines of credit contain loan covenants with respect to certain financial ratios and operating matters. Both Funds were in compliance with these covenants as of September 30, 2012. During the year ended September 30, 2012, neither Fund borrowed on their lines of credit.

8. Discussion of Risks. Please see the most current version of the Fund’s prospectus for a discussion of risks associated with investing in the Funds. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there are additional risks that we did not contemplate for any number of reasons. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investments in securities. Unforeseen events have the potential to upset the best laid plans of man, and could, in a worst-case scenario produce the material loss of the value of some or all of the securities we manage for you.

9. Subsequent Events. Management has evaluated the impact of all subsequent events on the Trust. At a meeting held on November 6, 2012, the Board of Trustees of the Madison Mosaic Tax-Free Trust approved the reorganization of the Virginia Tax-Free Fund and Tax-Free National Fund with and into a corresponding series and class of MEMBERS(R) Mutual Funds subject to the approval of the shareholders. The MEMBERS(R) Mutual Funds will be renamed Madison Funds(R) in February 2013.

No events, other than what is noted above, have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

Madison Mosaic Tax-Free Trust | September 30, 2012

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MADISON MOSAIC TAX-FREE TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Madison Mosaic Tax-Free Trust (the "Trust"), comprising the Virginia Tax-Free Fund and Tax-Free National Fund (collectively, the "Funds"), as of September 30, 2012 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Trust as of September 30, 2012, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)
Chicago, Illinois
November 14, 2012

Madison Mosaic Tax-Free Trust | September 30, 2012

Other Information

Fund Expenses (unaudited)

Example

This Example is intended to help you understand your costs (in dollars) of investing in a Fund and to compare these costs with the costs of investing in other mutual funds. See footnotes 2 and 3 above for an explanation of the types of costs charged by the funds.

This Example is based on an investment of $1,000 invested on April 1, 2012 and held for the years ended September 30, 2012.

Actual Expenses

The following table titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Actual Total Return2	Beginning Account Value	Ending Account Value	Annualized Expense Ratio3	Expenses Paid During the Period3
Virginia Fund	3.56%	$1,000.00	$1,035.64	0.98%	$5.00
National Fund	4.04%	$1,000.00	$1,040.44	1.00%	$5.14
1For the six-months ended September 30, 2012.
2Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.
3Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Hypothetical Example  for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a Madison Mosaic Tax-Free Trust Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Madison Mosaic Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio2	Expenses Paid During the Period2
Virginia Fund	5.00%	$1,000.00	$1,025.26	0.98%	$4.96
National Fund	5.00%	$1,000.00	$1,025.26	1.00%	$5.08
1For the six-months ended September 30, 2012.
2Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Madison Mosaic Tax-Free Trust | Other Information | continued | September 30, 2012

Federal Tax Information. The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. The Virginia Tax-Free and Tax-Free National Funds designate 100% and 100%, respectively of dividends from net investment income as exempt-interest dividends.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies may also be obtained by visiting the SEC’s web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC  20549-0102. Finally, you may call us at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited).  The Board reviewed a variety of matters in connection with its considerations of the renewal of the Trust’s investment advisory contract with the Madison Investment Advisors, LLC (the "Adviser"). The following description of the Board’s considerations summarizes this process which occurred at an in-person meeting in July 2012:

With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the firm. Representatives of the Adviser discussed the firm’s ongoing investment philosophies and strategies intended to provide performance consistent with each Trust portfolio’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Adviser’s history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to each Trust portfolio by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration to Trust portfolios.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance. They

Madison Mosaic Tax-Free Trust | Other Information | continued | September 30, 2012

also considered whether any relative underperformance was appropriate to the Adviser’s conservative investment philosophy.

A comprehensive discussion of performance and market conditions occurred in connection with the Board’s considerations. During this time, representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Trust portfolio’s peer group with similar investment objectives.

The Board noted that the Adviser or its affiliates, as applicable, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require and were wary of "inapt comparisons." They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each portfolio’s fee structure based on total fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust, i.e. an advisory fee and a capped administrative "services" expense. The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Trust pursuant to its administrative services agreements with the Trust (or series, as the case may be), such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from the investment advisory fees earned. In this regard, the Trustees noted that examination of each Trust portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Board noted that for some smaller portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $16 billion at the time of the meeting. As a result, although the fees paid by each Trust portfolio at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization and family of mutual funds. In sum, the

Madison Mosaic Tax-Free Trust | Other Information | concluded | September 30, 2012

Trustees recognized that each Trust portfolio is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

With regard to the extent to which economies of scale would be realized as each Trust portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements. The Trustees also recognized that, for competitive purposes, the Adviser recommended that the Board approve a reduction in the investment advisory fee paid by the Trust’s portfolios from 0.625% per annual to 0.50%. Also, the Board recognized that the Adviser recommended that the Board approve a reduction in the services fee paid by the Trust’s portfolios.

Legal counsel to the Trusts’ Independent Trustees confirmed that he had met previously and reviewed the written contract renewal materials provided by the Adviser. He noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser discussed each matter raised.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including the Independent Trustees, concluded that the Trust’s advisory fees are fair and reasonable for each respective portfolio and that renewal of their respective Advisory and Services Agreements are in the best interests of each respective Trust portfolio and its shareholders.

In the course of their review of the contract renewal materials, the Board also reviewed the Trusts’ distribution agreements and the information provided in the written materials regarding the distributor as well as applicable Codes of Ethics.

Upon conclusion of its considerations, the Board renewed the investment advisory agreement between the Trust and the Adviser for another year.

Madison Mosaic Tax-Free Trust | September 30, 2012
Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 3711, except for Mr. Mason for which it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	President, 1996 - Present, and Trustee, 2001- Present
Madison Investment Holdings, Inc. ("MIH") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC ("MAM") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; Madison Investment Advisors, LLC ("Madison"), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (12 funds, including the Funds), President, 1996 - Present; Madison  Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 -
Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (16) (mutual funds), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust), 2001 - Present; Madison; Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (16), 2009 - Present
Frank E. Burgess 1942	Trustee and Vice President, 1996 - Present
MIH, Founder, Executive Director and President, 2010 - President; Managing Director and President, 1973 - 2010; MAM, Executive Director and President, 2010 - Present; President, 2004 - 2010; Madison, Executive Director and President, 2010 - Present; Madison Mosaic Funds (12 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (16), Vice President, 2009 - Present

Madison Mosaic Funds (12), 1996 -
Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

Jay R. Sekelsky 1959	Vice President, 1996 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; MAM, Executive Director and Chief Investment Officer, 2010 -
Present; Madison, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010 ; Madison Mosaic Funds (12 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (16), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; MAM and Madison, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (12 funds, including the Funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (16), Vice President, 2009 - Present
N/A

1 "Interested person" as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

Madison Mosaic Tax-Free Trust | Trustees and Officers | continued | September 30, 2012
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Greg D. Hoppe 1969	Treasurer, 2009 - Present Chief Financial Officer, 1999 - 2009
MIH and Madison, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (12 funds, including  the Funds), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present;  MEMBERS Mutual Funds (13) and Ultra Series Fund (16), Treasurer, 2009 - Present
N/A
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present
MIH and Madison, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (12 funds, including  the Funds), Secretary and Assistant Treasurer, 2009 -
Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (16), Assistant Treasurer, 2009 -
Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 -
2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005
N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present Corporate Counsel and Assistant Secretary, 2009 - Present General Counsel and Secretary, 1992 - 2009
MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 -  Present; General Counsel and Chief Compliance Officer, 1996 - 2009; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of Madison), Principal, 1998 - Present; Concord Asset Management LLC ("Concord") (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC ("NorthRoad") (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present; Madison Mosaic Funds (12 funds, including the Funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; MEMBERS Mutual Funds (13) and Ultra Series Fund (16), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIH, MAM, Madison, Madison Scottsdale, LC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (12 funds, including the Funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (16), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey &  Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Madison Mosaic Tax-Free Trust | Trustees and Officers | concluded | September 30, 2012

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44
Edgewood College, 2003 - Present; Chairman of the Board, 2010 - 2012; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (12 funds, including the Funds), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (16), 2009 - Present

James R Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44
Park Bank, 1978 - Present; Madison Mosaic Funds (12 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 -
Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (16), 2009 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (12 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (16), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 The Fund Complex consists of the Trust with 2 portfolios (i.e., the two Funds), the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income and Government Money Market Trusts, which together have 10 portfolios, for a grand total of 42 separate portfolios in the Fund Complex. References to the "Fund Complex" in the following tables have the meaning disclosed in this paragraph.

All interested Trustees and officers of the Funds are employees of Madison. Since Madison serves as the investment adviser to the Funds, each of these individuals is considered an "interested person" of the Funds as the term is defined in the 1940 Act.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Madison Mosaic Funds at 1-800-368-3195.

The Madison Mosaic Family of Mutual Funds
Equity Trust
Investors Fund
Mid-Cap Fund
Disciplined Equity Fund
Dividend Income Fund
NorthRoad International Fund

Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT
Madison Mosaic(R) Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3063

SEC File Number 811-3486

Madison Mosaic(R) Funds (Mosaic Logo)
www.mosaicfunds.com

SEC File Number 811-3486

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended September 30, 2003.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

In July 2012, James R. Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.  He succeeded Lorence R. Wheeler who served in that capacity from July 2011 through July 2012.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Note that fees are accrued pursuant to the Services Agreement, but are paid directly to the accountants. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended September 30, 2012 and 2011, respectively, out of the Services Agreement fees collected from all Madison Mosaic Funds were $89,100 ($109,100 including the Madison Strategic Sector Premium Fund, an affiliated closed-end fund ("MSP")) and $91,800 ($111,800 including MSP). Of these amounts, approximately $14,000 and $14,000, respectively, was or will be attributable to the registrant and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.

(b) Audit-Related Fees.  Not applicable.

(c) Tax-Fees.  Not applicable.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings.  There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Tax-Free Trust

By: (signature)

W. Richard Mason, CCO and Assistant Secretary
Date: November 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Principal Executive Officer
Date: November 21, 2012

By:  (signature)

Greg Hoppe, Principal Financial Officer
Date: November 21, 2012